AmTrust Financial

Forward Looking Statements

This presentation may include forward-looking statements. These forward-looking statements include comments with respect to our objectives and strategies, and the results of our operations and business.

By their nature, however, these forward-looking statements involve numerous assumptions, risks, uncertainties and opportunities, both general and specific. The risk exists that these statements may not be fulfilled. Investors should not place undue reliance on these forward-looking statements as a number of factors could cause future company results to differ materially from these statements.

Potential risks and uncertainties include effects of government regulation, the outcome of our efforts to manage growth, the extent to which our premium rates and reserves are adequate, the extent of availability of reinsurance on favorable terms, changes in our financial ratings, the outcome of our efforts to enter our new specialty middle-market property and casualty segment, ability to retain and recruit key executives and other key personnel and changes in general economic conditions, including inflation and other factors.

When relying on forward-looking statements to make decisions, investors should carefully consider the aforementioned factors as well as other uncertainties and events including those discussed in the “Forward-Looking Statements” and “Risk
Factors” sections of the prospectus.

Who We Are

Multinational specialty property and casualty insurance company

Inside ownership 57%

NASDAQ ticker symbol “AFSI”

“A-” rating from A.M. Best

We focus on underserved, niche markets:

Low hazard

Predictable

Non-catastrophic

Low volatility

High ROE business model (24.8% annualized as of
September 30, 2007)

40.0%
30.0%
20.0%
10.0%
0.0%
11.0%
17.3%
21.3%
24.8%
2004
2005
2006
*9/30/07

$85,000
$65,000
$45,000
$25,000
$5,000
$11,976
$20,520
$48,425
$67,308
2004
2005
2006
9/30/2007

$1.00
$0.50
$0.00
$0.24
$0.36
$0.36
$0.41

AmTrust
FINANCIAL

Company Financial Highlights

Return on Equity

Net Income from Continuing
Operations (000’s)

Quarterly Earnings Per Basic Share

From Continuing Operations

*Annualized return on equity through 9/30/07

12/31/06

3/31/07

6/30/07

9/30/07

Business Overview

$258.9 MM GPW in 2006

$235.5 MM through 9/30/07

$132.8 MM GPW in 2006

$193.5 MM through 9/30/07

$134.3 MM in 2006

$164.0 MM through 9/30/07

Specialty Middle-Market P&C
Insurance

Specialty Risk and Extended
Warranty

Small Business Workers’
Compensation

Mix of Business

25.3%

49.2%

2006

25.5%

32.6%

39.7%

9/30/07

27.7%

US only (40 states and DC)

Insured Profile

Average premium < $5,000

Low hazard

Restaurants

Retail

Europe, US

Warranty coverage for selected
consumer and commercial goods

51.7% of GPW through 9/30/07
was written outside US

US only (nationwide)

Low hazard

Specialty commercial programs

Small Business Workers’ Compensation

Target Customers

Average annual premium
less than $5,000

Small employers –
typically underserved
by larger carriers

Average 6 employees

Low to mid hazard profile

Underserved segment,
competitors include
state funds and
regional carriers

AmTrust Approach

Expense control

Paperless proprietary
underwriting system

Risks individually
underwritten

Prompt response to
agents and insureds

8,000 active agents

Result

Cost efficient strategy

Historically high retention and
renewal rates (over 80%)

Historical organic premium
growth of over 15% annually

Average combined ratio
since 1/1/04 – 91.3%

We focus on low hazard small businesses

Specialty Risk and Extended Warranty

We provide extended warranties for a wide range
of consumer and commercial goods

Target Customers

Manufacturers and retailers
of consumer and
commercial goods

Geography

Europe (51.7% of GPW for
9 months ended 9/30/07)

US (48.3% of GPW for
9 months ended 9/30/07)

AmTrust Approach

Extensive front-end
diligence and actuarial
review for each new
product and client

Develop customized and
strictly defined policy forms
that fit the needs of the client

Proactively managing
claims and adjusting
premiums if needed

Result

Profit center or cost
reduction for client

Cost effective for
warranty buyer

Profitable for AmTrust

Average combined ratio
since 1/1/04 – 92.7%

Specialty Middle Market P&C

Target Customers

Retail, wholesale, service
operations

Workers’ compensation

General liability

Commercial auto liability

Distributed through
wholesalers with geographic
and product expertise

AmTrust Approach

Extensive front-end
diligence and actuarial
review for each new
product and client

Develop customized and
strictly defined policy forms
that fit the needs of the client

Leverage proprietary
technology systems to
process business efficiently

Result

Generated $164.0 MM of gross
premium written for
the 9 months ended 9/30/07

Well diversified book of
commercial program business

91.4% combined ratio
through 9/30/07

Expansion of workers’ comp, general liability &
commercial auto and property coverage

Since 1998, we have grown our business organically and through:

Key hires of underwriting teams in the US and Europe

Opportunistic renewal rights transactions and acquisitions

History of Disciplined Growth

Dec.

2002

Princeton Insurance
Company

Total book
of business:

Approximately
$111 MM

Renewal
Rights

Early

2003

Hired European
specialty risk and
extended warranty
insurance team
hired in London

Key Hires

Dec.

2003

The Covenant Group

Total book
of business:

Approximately
$62 MM

Renewal
Rights

Dec.

2005

Alea US

Small-, Middle-market
P&C book

Total book
of business:

Approximately
$450 MM for 2004

Renewal
Rights

May

2006

Renewal
Rights

Muirfield Underwriters

Total book
of business:

Approximately
$60 MM

June

2006

Shell
Acquisition

Acquisition of Wesco
Insurance Co. (WIC),
from HSBC
Insurance Co.,
an affiliate of HIG

Feb.

2006

Raised ~$166 MM
to finance acquisition
of renewal rights
of Alea and fund
growth in existing
businesses

144A Offering

April

2007

Acquisition of IGI
Group, Ltd.

Acquisition

Aug.

2007

Acquisition

Associated
Industries Insurance
Services, Inc.

July

2007

40% quota-share
reinsurance
agreement with
Maiden Insurance Co.

Reinsurance
Agreement

Nov.

2007

Acquisition

Announced
potential
Unitrin, Inc.
transaction

Aug.

2004

Associated Industries
Insurance Company

Total book
of business:

Approximately $100 MM

Renewal
Rights

Maiden Transaction Rationale

Long-term capital partner for future growth

Organic

Acquisition of additional books of business

Higher ROE

Ceding commission on reinsured premium

Ability to write additional premium on existing capital base

Annualized net written premium leverage with Maiden transaction
1.06x vs. 1.75x stand-alone

Accretive to earnings per share:

$.43 earnings per basic share from continuing operations in the 3rd quarter with Maiden transactions vs. estimated $.34 stand-alone

Business Model

Continue to deliver 20%+ ROE through:

Focus on underwriting profit:

Economies of scale

Lower expense ratio

21.9% net expense ratio for the 9 months ended 9/30/07

Disciplined pricing and risk selection

64.0% net loss ratio for the 9 months ended 9/30/07

Proprietary technology platform designed to process small policies

Effective tax rate less than 30%

28.3% for the 9 months ended 9/30/07

Gross Premium Written
$21.1
$76.4
$137.9
$81.6

Net Combined Ratio
67.5%
65.0%
65.7%
64.0%

AmTrust
FINANCIAL

Financial Performance

$97.5

$210.9

$526.0

91.9%

95.1%

94.8%

98.4%

We produce an underwriting profit by having consistent loss ratios and focusing on expenses

As our premium has grown, we have:

Increased our operating leverage

Decreased our expense ratio

$286.1

$593.0

85.9%

*  Expenses were reduced by $40.1 million of ceding commission revenue received from Maiden Insurance.
Expense ratio without Maiden Insurance ceding commission revenue would have been 25.8%

Recent Financial Results

Summary Income Statement

($ in millions)

Gross Premium Written

Net Premium Written

Net Premium Earned

Fee Income

2005

$286.1

259.2

216.0

8.2

2006

$526.1

436.3

329.0

12.4

9/30/2007

$593.0

293.4

330.9

16.7

Net Investment Income and Realized Gains

Loss and LAE Expense

Acquisition Expense

Salaries and G&A Expense

Pretax Income from Continuing Operations

Income Tax Expense

Net Income from Continuing Operations

Annualized ROE from Net Income from Continuing Operations

Net Loss Ratio

Net Expense Ratio

Net Combined Ratio

16.4

142.0

30.1

33.2

27.2

6.7

$20.5

17.3%

65.7%

29.4%

95.1%

42.4

210.1

43.3

49.1

66.2

17.8

$48.4

21.1%

63.9%

28.0%

91.9%

47.3

211.7

59.7

52.7

93.9

26.6

$67.3

24.8%

64.0%

21.9%*

85.9%

Ceding Commission Revenue

40.1

-

-

*  Expenses were reduced by $40.1 million of ceding commission revenue received from Maiden Insurance.
Expense ratio without Maiden Insurance ceding commission revenue would have been 25.8%

Earnings per Basic Share

$0.80

$0.86

$1.12

Recent Financial Position

Balance Sheet

($ in millions except for book value per share)

Cash and Investments

Reinsurance Recoverable

Premiums Receivable, Net

Goodwill & Intangible Assets

Other

Loss and LAE Reserve

Unearned Premium Reserve

(1)

Junior Subordinate Debentures

Other

Common Equity & APIC

Shareholders' Equity

Total Liabilities and Shareholders' Equity

1.

Trust Preferred Securities

Preferred Stock

Book Value Per Share

12/31/05

$415.8

17.7

81.1

20.8

77.5

612.9

168.0

156.8

51.6

118.1

494.5

58.4

118.4

$612.9

60.0

12/31/06

$785.9

44.1

147.8

29.4

178.2

1,185.4

295.8

323.2

82.5

143.4

844.9

340.5

340.5

$1,185.4

-

$5.68

9/30/07

$1,215.4

254.4

264.3

54.0

419.8

2,207.9

742.0

496.9

123.7

462.0

1,824.6

383.3

383.3

$2,207.9

-

$6.39

Other Investments
Equity Securities
Cash and Short Term Investments
Fixed Maturities

Investment Portfolio

$94.0

$288.8

$808.4

$24.2

Total invested asset as of 9/30/07 - $1.2 Billion

61.7% of fixed maturities are rated AAA or US Government and Agencies

90.4% of fixed maturities are rated A or better

No exposure to sub-prime

AmTrust Financial